Exhibit 10.8

Delaware
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF
DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF CANCELLATION OF “ANGEL OAK MORTGAGE
FUND, LP”, FILED IN THIS OFFICE ON THE TWELFTH DAY OF OCTOBER,
A.D. 2022, AT 10:35 O`CLOCK A.M.

6737483 8100                                  Authentication: 204672453
SR# 20223751543                             Date: 10-21-22
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
CERTIFICATE OF CANCELLATION OF
CERTIFICATE OF LIMITED PARTNERSHIP

The limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the "Act"), for the purpose of canceling the Certificate of Limited Partnership pursuant to Section 17-203 of the Act, hereby certifies that:

1. The name of the partnership is Angel Oak Mortgage Fund, LP (the "Partnership").

2. The Certificate of Limited Partnership was filed in the Office of the Secretary of State of Delaware on February 1, 2018.

3. The Partnership's affairs have been wound up.

4. The Partnership hereby terminates its existence and cancels its Certificate of Limited Partnership.

5. This Certificate of Cancellation shall become effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Cancellation on this 6th day of October 2022.

By: **FALCONS I, LLC,**
its General Partner

By: ______________________

Name: Dory Black

Title: General Counsel

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:35 AM 10/12/2022
FILED 10:35 AM 10/12/2022
SR 20223751543 - File Number 6737483